SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

AMENDMENT NO. 2

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 26, 2004 (September 23, 2004)
Date of Report (Date of earliest event reported)

AVAX TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-29222	13-3575874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2000 Hamilton Street
Suite 204
Philadelphia, PA 19130
(Address of principal executive offices)

(215) 241-9760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant’s Certifying Accountant.

    (a)        As previously reported, Ernst & Young LLP resigned as the Company’s independent registered public accounting firm effective upon the completion of the quarterly review of the Company’s fiscal quarter ending September 30, 2004. The Company filed its Form 10-Q for the fiscal quarter ended September 30, 2004, on November 15, 2004, at which time the resignation of Ernst & Young as the Company’s independent registered public accounting firm became effective.

        The resignation of Ernst & Young was reported to the full Board of Directors and the Audit Committee of the Board of Directors of the Company. The Audit Committee met with Ernst & Young and accepted the resignation. The Audit Committee neither recommended nor approved the resignation of Ernst & Young.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAX TECHNOLOGIES, INC.
Date: November 26, 2004	By:	/s/ Richard P. Rainey

Name: Richard P. Rainey Title: President